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                                                                    EXHIBIT 99.3


                                CONSENT TO MERGER


                               as of July 1, 1998


CRAFTMADE INTERNATIONAL, INC.
650 S. Royal Lane, Suite 100
Coppell, Texas 75019
Attention:  James R. Ridings, Chief Executive Officer

DUROCRAFT INTERNATIONAL, INC.
650 S. Royal Lane, Suite 100
Coppell, Texas 75019
Attention:  James R. Ridings, Chief Executive Officer

         Re: Credit Agreement dated as of May 30, 1996 among CRAFTMADE INTERNATIONAL, INC., a Delaware corporation, DUROCRAFT INTERNATIONAL, INC., a Texas corporation, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly named TEXAS COMMERCE BANK, NATIONAL ASSOCIATION), as agent (the "Agent"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly named TEXAS COMMERCE BANK, NATIONAL ASSOCIATION) and FROST NATIONAL BANK (formerly known as OVERTON BANK AND TRUST) (the "Lenders"), as amended from time to time, including by that certain First Amendment dated as of October 8, 1996 and that certain Second Amendment dated as of November 1, 1997 (as so amended, the "Credit Agreement")

Dear Mr. Ridings:

         We refer to the referenced Credit Agreement. All capitalized terms defined in the Credit Agreement and not otherwise defined in this consent letter have the same meanings in this consent letter as in the Credit Agreement.

         Section 8.3 of the Credit Agreement provides that without the prior written consent of the Agent and the Lenders, Borrower will not, and will not permit any Subsidiary to, become a party to a merger. Pursuant to your request of Lenders, Lenders hereby consent to the merger (the "Merger") of Trade Source International, Inc., a California corporation, with and into Trade Source International, Inc., a Delaware corporation and a wholly-owned subsidiary of Craftmade International, Inc., on the terms and conditions set forth in that certain Merger Agreement (the "Merger Agreement") made as of July 1, 1998 by and among Craftmade International, Inc., Trade Source International, Inc., a Delaware corporation, Trade Source International, Inc., a California corporation, and the latter's shareholders identified therein.



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CRAFTMADE INTERNATIONAL, INC.
DUROCRAFT INTERNATIONAL, INC.
as of July 1, 1998
Page 2

         The effectiveness of the foregoing consent is conditioned upon Borrower's and Guarantor's acknowledgement, evidenced by their signatures below, that the foregoing consent is consent only to the Merger itself, without more, and specifically is not (a) consent to other provisions, if any, of the Credit Agreement with respect to which the transactions contemplated by the Merger Agreement may require consent and (b) except with respect to Section 8.3 as provided in the paragraph above, a waiver of any other term or condition of the Credit Agreement. For purposes of example only, the paragraph above is not consent to any incurrence of Debt (which incurrence is limited as provided in Section 8.1 of the Credit Agreement) or to any creation or assumption of a Lien (which creation or assumption is limited as provided in Section 8.2 of the Credit Agreement).

         Please understand that the foregoing consent does not create any obligation on the Agent's or a Lender's part to consent to any similar matter under similar or dissimilar circumstances.

                                          Sincerely,

                                          CHASE BANK OF TEXAS, NATIONAL
                                          ASSOCIATION, as Agent and as Lender


                                          By: /s/ Jerry G. Petrey
                                             -----------------------------------
                                          Name:  Jerry G. Petrey
                                          Title:  Vice President


                                          FROST NATIONAL BANK


                                          By: /s/ Michael Smith
                                             -----------------------------------
                                          Name:  Michael Smith
                                          Title:  Senior Vice President



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CRAFTMADE INTERNATIONAL, INC.
DUROCRAFT INTERNATIONAL, INC.
as of July 1, 1998
Page 3

ACKNOWLEDGED as of July 1, 1998:


CRAFTMADE INTERNATIONAL, INC.


By: /s/ James R. Ridings
   -----------------------------------
Name:  James R. Ridings
Title:  Chief Executive Officer


DUROCRAFT INTERNATIONAL, INC.


By: /s/ James R. Ridings
   -----------------------------------
Name:  James R. Ridings
Title:  Chief Executive Officer


         C/D/R hereby acknowledges, consents and agrees to the foregoing consent letter and (a) acknowledges that its obligations under that certain Guaranty Agreement executed by it effective as of May 30, 1996, in favor of the Agent and the Lenders, includes a guaranty of all of the obligations, indebtedness and liabilities of the Borrower under the Credit Agreement as affected by the foregoing consent letter, (b) represents to the Agent and the Lenders that such Guaranty remains in full force and effect and shall continue to be its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (c) agrees that the foregoing consent letter and all documents executed in connection herewith do not operate, and that the prior amendments to the Credit Agreement and all documents executed in connection therewith have not operated, to reduce or discharge its obligations under such Guaranty.

C/D/R INCORPORATED


By: /s/ Clifford Crimmings
   -----------------------------------
Name:  Clifford Crimings
Title:  President

Date:  as of July 1, 1998